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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-36867) pertaining to the Amended and Restated 1994 Equity Incentive Plan of Transcend Therapeutics, Inc. of our report dated January 9, 1998, with respect to the financial statements of Transcend Therapeutics, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.




                                                  /s/ Ernst & Young LLP



Boston, Massachusetts
March 27, 1998